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              CONSENT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS

We consent to the reference to our firm under the caption "Independent Auditors" in the Statement of Additional Information and to the use of our report dated August 17, 2000, with respect to the financial statement of Munder @Vantage Fund included in this Pre- Effective Amendment No. #4 to the Registration Statement (Form N-2, Registration No. 333-36588).

                                                     ERNST & YOUNG LLP

Boston, Massachusetts
August 17, 2000